AMENDMENT NO. 1 TO THE UNIT 2
     FIRST AMENDED AND RESTATED FACILITY PURCHASE AGREEMENT


     Amendment No. 1 (this 'Amendment') dated as of September 21, 1993, to the Unit 2 First Amended and Restated Facility Purchase Agreement is entered into by and between Texas-New Mexico Power Company, a Texas corporation (the "Purchaser') and Texas Generating Company II, a Texas corporation (the "Seller"). Unless otherwise defined herein, capitalized terms used herein in the Credit Agreement referred to below.

                              RECITALS

     1. Pursuant to that certain Project Loan and Credit Agreement dated as of October 1, 1988 (as amended, the "Prior Credit Agreement"), among Texas PFC, Inc., a Delaware corporation ("TPFC"), the Purchaser, Algemene Bank Nederland N.V., as issuing bank, the banks named therein (the "Banks") and The Chase Manhattan Bank (National Association), as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent"), the Banks agreed to make certain extensions of credit to TPFC.

     2. By that certain Conveyance and Bill of Sale, dated to be effective as of May 31, 1991 (such date being the "Alternative Assumption Date"), and filed of record in Volume 566 at Page 283 of the Public Records of Robertson County, Texas, TPFC conveyed to the Seller complete ownership of the Project.

     3. As of the Alternative Assumption Date, the Seller assumed certain of the rights and obligations of TPFC under the Prior Credit Agreement and all of the rights and obligations of TPFC as the "Assignor" and the "Mortgagor' under the Security Documents.

     4. The Seller, the Banks and the Agent have amended and restated the Prior Credit Agreement by executing and delivering the Unit 2 First Amended and Restated Project Loan and Credit Agreement dated as of January 8, 1992 (the "Restated Credit Amendment"). The Seller, the Banks and the Agent have further amended the Restated Credit Agreement by executing and delivering the Amendment No. 1 to the Restated Credit Agreement, dated as of the date hereof (the Restated Credit Agreement as so amended and as further amended, modified and supplemented and in effect from time to time is referred to herein as the "Credit Agreement").

     5.     In connection with the Restated Credit Agreement, the
Purchaser and Seller entered into the First Amended and Restated
Facility Purchase Agreement dated as of January 8, 1992 (the
"Facility Purchase Agreement").

     6. It is a condition precedent to the effectiveness of Amendment No. 1 that the Purchaser and Seller wish to enter into

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this Amendment to correct an inaccurate numerical reference in the
Facility Purchase Agreement.

      THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and the Seller hereby amend the Facility Purchase Agreement as follows:

      1.    Amendments

      (a) Section 1.02(b) of the Facility Purchase Agreement is amended by deleting the numerical reference "1/345th" appearing in the second line thereof and substituting in its place "1/288.5th".

      (b) Section 1.03(b) of the Prior Facility Purchase Agreement is amended by deleting the numerical reference "1/345th" appearing in the fourth line thereof and substituting in its place
"1/288.5th".

      2. Headings. The headings of the various sections of this Amendment are for convenience of reference only, do not constitute a part hereof and shall not be interpreted or construed to affect the meanings or construction of any provisions hereof.

      3.    Counterparts.    This Amendment may be executed in any
number of counterparts, all of which taken together constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

      4. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Texas.

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

                          PURCHASER
                          TEXAS-NEW MEXICO POWER COMPANY


                          By/s/ D. R. Barnard
                            D. R. Barnard, Sector Vice
                            President and Chief Financial
                            Officer

                            SELLER

                            TEXAS GENERATING COMPANY II


                             By/s/ Monte W. Smith
                               Monte W. Smith
                               Treasurer

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                             AGENT

                             For purposes of Sections
                             1.2(C) and 1.04 (a) (ii)
                             hereof:

                             THE CHASE MANHATTAN BANK
                                (NATIONAL ASSOCIATION),
                                as Agent


                             BY:/s/ Bettylou J. Robert
                                Title: Vice president



                             For purposes of Section
                             1.04(a) (ii) hereof:

                             THE CHASE MANHATTAN BANK
                                 (NATIONAL ASSOCIATION),
                             as Collateral Agent


                             BY:/s/ Bettylou J. Robert
                                Title: Vice President

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